UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

IT TECH PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34577	20-4158835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Science Park, Juli Road, Xushui District

Baoding City, Hebei Province

People’s Republic of China 072550

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (86) 312-8698215

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ITP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 16, 2026, HCL, PLLC (“HCL”) notified the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of IT Tech Packaging, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm, effective September 16, 2026.

The Company had engaged HCL on September 2, 2026, as approved by the Audit Committee, to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2025. HCL did not issue any audit report on the Company’s financial statements during the period from September 2, 2026 (the date of engagement) through September 16, 2026 (the date of resignation). Accordingly, there were no audit reports issued by HCL on the Company’s financial statements for either of the two most recent fiscal years or any subsequent interim period that contained an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

Based on the procedures performed by HCL during its period of engagement from September 2, 2026 through the date of its resignation, no disagreements arose between the Company and HCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to HCL’s satisfaction, would have caused HCL to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.

Based on the procedures performed by HCL during its period of engagement from September 2, 2026 through the date of its resignation, HCL did not identify any “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided HCL with a copy of the disclosures made in this Current Report on Form 8-K and has requested that HCL furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not HCL agrees with the statements made herein. A copy of HCL’s letter, dated September 16, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

As of the date of this Current Report, the Company has not engaged a successor independent registered public accounting firm. The Company intends to engage a new auditor promptly.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from HCL, PLLC to the Securities and Exchange Commission, dated September 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT TECH PACKAGING, INC.

Date: September 18, 2026	By:	/s/ Zhenyong Liu
	Name:	Zhenyong Liu
	Title:	Chief Executive Officer

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